Exhibit 10.3

                                    ISDA(R)

              International Swaps and Derivatives Association, Inc.
                                    SCHEDULE
                                     to the
                              2002 Master Agreement

                          dated as of November 15, 2004




between     Cogent Capital Corp.              and     Aegis Assessments, Inc.
                ("Party A")                             ("Party B")

         established as a corporation               established as a corporation

           under the laws of Utah                    under the laws of Delaware



Part 1. Termination Provisions.


(a)     "Specified Entity" means in relation to Party A for the purpose of:

        Section 5 (a)(v),   Affiliate...........................................
        Section 5(a)(vi),   Affiliate ..........................................
        Section 5(a)(vii),  Affiliate ..........................................
        Section 5(b)(v),    Affiliate ..........................................

                             and in relation to Party B for the purpose of:

        Section  5(a)(v),   Affiliate...........................................
        Section 5(a)(vi),   Affiliate ..........................................
        Section 5(a)(vii),  Affiliate ..........................................
        Section 5(b)(v),    Affiliate ..........................................




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
(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) The "Cross-Default" provisions of Section 5(a)(vi) will apply to Party A will apply to Party B

"Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement.

"Threshold Amount" means $0.00 (zero dollars).

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(v) will not apply to Party A will not apply to Party B

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A will not apply to Party B

(f) "Termination Currency" will have the meaning specified in Section 14 of this Agreement.

(g) Additional Termination Event will apply. Any Additonal Termination
Event and the Affected Party or Parties with respect thereto shall be specified in a Confirmation executed by the Parties.

Part 2. Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B do not make any representations.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B do not make any representations.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are: none

(b) Other documents to be delivered are: Certified Board Resolutions authorizing share issuance, Master Agreement, Credit Support Annex, and Eqity Swap. Opinion from corporate counsel that shares are validly issued.

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purpose of Section 12(a) of this
Agreement:

             Address for notices or communications to Party A:
             Address: PO Box 1362, Draper, UT 84020
             Attention: Greg Kofford
             Facsimile No.: 801-576-0583    Telephone No.: 801-523-6063
             E-mail: gkofford@cogent-capital.com
             Electronic Messaging System Details:...............................

             Specific Instructions:.............................................



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        Address for notices or communications to Party B:
        Address: 7975 North Hayden Road, Suite D363, Scottsdale, Arizona 85258..
        Attention: Eric D. Johnson .............................................
        Facsimile No.: 480-778-1310   Telephone No.: 480-778-9140...............
        E-mail: eric@aegiscorporate.com ........................................
        Electronic Messaging System Details: ...................................
        Specific Instructions:..................................................


(b)     Process Agent. For the purpose of Section 13(c) of this Agreement:
        Party A appoints as its Process Agent:
        not applicable. Party B appoints as its
        Process Agent: To be provided.

(c)     Offices. The provisions of Section 10(a) will apply to this Agreement.
(d)     Multibranch Party. For the purpose of Section 10(b) of this
        Agreement:
        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party

(e)    Calculation Agent. The Calculation Agent is Party A.

(f) Credit Support Document. Details of any Credit Support Documents: (i)
1994 ISDA Credit Support Annex by and between Party A and Party B, dated November 15, 2004 and (ii) the Escrow Agreement, dated as of November 15, 2004, by and among Party A, Party B, Ellenahatatlan, Inc., Potente Capital, Inc., Krachtig, Inc., Nieodparty, Inc., and Investors Bank & Trust Company.

(g) Governing Lmv. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(i) Netting of Payments. "Multiple Transaction Payment Netting" will apply for the purpose of Section 2(c) of this Agreement to all Transactions.




(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

(k) Absence of Litigation. For the purpose of Section 3(c):-

    "Specified Entity" means in relation to Party A, any Affiliate.

    "Specified Entity" means in relation to Party B, any Affiliate.

(1)  No Agency. The provisions of Section 3(g) will apply to this Agreement.


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(m) Additional Representation will apply. For the purpose of Section 3 of this Agreement, the following will constitute an Additional Representation:

(i) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(1) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(3) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(n) Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.







Cogent Capital Corp.                            Aegis Assessments, Inc.


By: /s/Gregory L. Kofford                       By: /s/Eric D. Johnson
    ---------------------                           ------------------
Name:  Gregory L. Kofford                       Name: Eric D. Johnson
Title: President                                Title: CEO
Date:  November 15, 2004                        Date: November 15, 2004



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